Exhibit 10.2

ALTAIR ENGINEERING INC.

2001 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

(AS AMENDED AS OF APRIL 3, 2017)

1. Purpose. The purpose of the Plan is to encourage and enable selected management, other employees, and directors of the Company, to acquire a proprietary interest in the Company through the ownership of the Common Stock of the Company. The Company intends to use the Plan to attract, retain and motivate Participants to attain exceptional levels of performance and provide Participants with an opportunity to participate in the increased value of the Company which their efforts, initiative, and skill have helped produce. The Plan design enables the Company to grant to Participants Incentive Stock Options and/or Non-Qualified Stock Options to purchase shares of Common Stock of the Company. The Plan is effective as of January 31, 2001.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change in Control” shall, unless in the case of a particular Option the applicable Option Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(1) the acquisition (whether by merger, consolidation, share exchange, tender offer or similar form of corporate transaction) (a “Business Combination”) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) unless immediately following such Business Combination, the holders of more than 50% of the total voting power of the Outstanding Company Voting Securities immediately prior to such Business Combination own more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”) or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company of its Outstanding Company Voting Securities, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company, (III) any acquisition of Outstanding Company Voting Securities by investment entities affiliated with General Atlantic Partners, LLC or any group of which such investment entities affiliated with General Atlantic Partners, LLC are a member, or (IV) in respect of an Option held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(2) the dissolution or liquidation of the Company; or

(3) the sale, transfer or other disposition of all or substantially all of the assets of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” shall mean the Class A common capital stock of the Company.

(e) “Company” shall mean Altair Engineering Inc., a Michigan corporation and any Subsidiary of the Company.

(f) “Employee” shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations promulgated thereunder, by the Company. The Board shall be responsible for determining when an Employee’s period of employment is deemed to be continued during an approved leave of absence.

(g) “Exchange Act” shall mean the Securities Exchange Act of 1934,as amended.

(h) “Exercise Price” shall mean the price per Share at which an Option may be exercised, as determined by the Board and as specified in the Participant’s Option Agreement.

(i) “Fair Market Value” shall mean the value of each Share determined as of any specified date as follows:

(1) If the Shares are traded on any United States securities exchange, or if the Shares are not traded on any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States, the value per Share shall be the closing price on such exchange or quotation system on the business day immediately preceding such specified date; provided, however, that if no Shares are traded on the business day immediately preceding such specified date, the value per Share shall be the mean between the closing high bid and closing low asked quotations on the business day immediately preceding such specified date; or

(2) If Paragraph (1) does not apply, the value per Share shall be determined by the Board in accordance with Section 4(e) in good faith and based on uniform principles consistently applied. Such determination shall be conclusive and binding on all persons.

(j) “Incentive Stock Option” shall mean an Option of the type which is described in Section 422(b) of the Code.

(k) “Non-qualified Stock Option” shall mean an Option which does not qualify as an Incentive Stock Option.

(l) “Option” shall mean an option which is granted pursuant to the Plan to purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

(m) “Option Agreement” shall mean, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

(n) “Participant” shall mean any individual to whom an Option has been granted or issued under the Plan.

(o) “Plan” shall mean this Altair Engineering Inc. 2001 Incentive and Non-qualified Stock Option Plan.

(p) “Plan Year” shall mean the 12 consecutive month period coinciding with the Company’s fiscal year.

(q) “Purchase Price” shall mean, at any specified time, the Exercise Price per Share multiplied by the number of Shares being purchased pursuant to the exercise of an Option.

(r) “Securities Act” shall mean the Securities Act of 1933,as amended.

(s) “Share” shall mean one authorized share of Common Stock.

(t) “Subsidiary” shall mean any corporation or other business entity (other than the Company) in an unbroken chain of corporations and/or other business entities beginning with the Company if, at the time of granting an Option, each of the corporations and/or other business entities (other than the last business entity in the unbroken chain) owns stock possessing at least 50% of the total combined voting power of all classes of ownership in one of the other corporations and/or other business entities in such chain.

(u) “Vest” or “Vesting” shall mean the event or point in time at which an Option becomes exercisable for the first time.

3. Effective Date. The Plan was adopted by the Company effective as of January 31, 2001.

4. Administration.

(a) Administration by the Board or the Committee. The Board shall administer the Plan in accordance with the provisions hereof. The Board may appoint a committee (the “Committee”) to administer the Plan. If a Committee is appointed, the Committee shall have the powers and authority otherwise delegated to the Board in this Plan document. The Board may, from time to time, increase or decrease the size of the Committee, fill vacancies however caused, remove members with or without cause, and disband the Committee and thereafter directly administer the Plan. The Company may engage a third party to administer routine matters under the Plan, such as establishing and maintaining accounts for Participants and facilitating transactions by Participants pursuant to the Plan.

(b) Powers of the Board. On behalf of the Company and subject to the provisions of the Plan, the Board shall have the authority and discretion to: (i) Prescribe, amend and rescind rules and regulations relating to the Plan; (ii) Select Participants to receive Options; (iii) Determine the form and terms of Options; (iv) Determine the number of Shares or other consideration subject to Options; (v) Determine whether Options will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Company; (vi) Construe and interpret the Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan; (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement; (viii) Determine whether an Option has been earned and/or Vested; (ix) Accelerate or defer, with the consent of the Participant, the Vesting of any Option; (x) Authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option as made by the Board; (xi) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Option previously issued to the Participant; and (xii) Make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretations and decisions made by the Board with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan.

(c) Conflicts of Interest. Members of the Board or the Committee who are either eligible for Options or have been granted an Option may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan. However, no such member shall act upon the granting of an Option to himself or herself (unless such grant is part of a plan under which Options are to be granted to a classification of Employees). In the event of cases such as those described in the preceding sentence, such member shall be counted in determining the existence of a quorum at a meeting of the Board or the Committee but shall be excluded in determining the number of members voting or taking written action with respect to an Option granted to such member.

(d) Board’s Interpretation of the Plan. The Board’s interpretation and construction of any provision of the Plan, of any Option granted under the Plan, or of any Option Agreement shall be final and binding on all parties claiming an interest in an Option granted or issued under the Plan. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

(e) Board’s Determination of Fair Market Value. Notwithstanding anything contained herein to the contrary, the Board shall have the sole and exclusive authority to determine, upon review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan.

5. Eligibility for Participation. Plan Participants shall be limited to such individuals as the Board may select. A Participant may be granted more than one type of Option under the Plan.

6. Shares of Stock of the Corporation.

(a) Shares Subject to This Plan. Stock with respect to which Options are granted or issued under this Plan shall be authorized but unissued or reacquired Shares of the Company’s Common Stock. The aggregate number of Shares which may be issued under this Plan shall not exceed 1,156,112 Shares, subject to adjustment under Section 9.

(b) Adjustment of Shares. In the event of an adjustment described in Section 9, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, and (iii) any other factor pertaining to outstanding Options shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Board.

(c) Options Not to Exceed Shares Available. The number of Shares subject to Options which have been granted under this Plan at any time during the Plan Term shall not exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to an Option which expires, is canceled, is forfeited or is terminated for any reason, shall again be available for issuance under the Plan.

7. Terms and Conditions of Options.

(a) Option Agreement. Each Option shall be evidenced by a written Option Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan. An Option Agreement shall be in such form as the Board shall approve from time to time, which Option Agreements need not be identical.

(b) Number of Shares Covered by an Option. Each Option Agreement shall state the number of Shares for which the Option is exercisable and shall provide for the adjustment of such Shares in accordance with Section 9.

(c) Exercise of Options. A Participant may exercise an Option only on or after the date on which the Option Vests, as provided in Subsection (d) below, and only on or before the date on which the Option expires, as provided in Subsection (e) below.

(d) Vesting of Options. A Participant may exercise an Option to purchase Shares only on or after the date the Option has Vested with respect to such Shares. Each Option Agreement shall include a Vesting schedule applicable to the Shares to which such Option pertains. The Vesting schedule shall not impose upon the Company any obligation to retain the Participant in its employ for any period. A Participant’s Option Agreement shall so specify if all or any non-Vested Options held by the Participant on the date of death or total and permanent disability shall become Vested.

(e) Term and Lapse of Options. A Participant may exercise an Option to purchase Shares only on or before the date on which the term of the Option expires. Each Option Agreement shall set forth the term of the Option and the events described in the immediately following sentence which will cause the Option to lapse or otherwise end, in whole or in part, as of an earlier date. An Option shall lapse on the first to occur of the following events:

(i) The tenth anniversary of the date that an Incentive Stock Option was granted; provided, however, that in the case of an Incentive Stock Option granted to a Participant owning, actually or constructively under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”), such option, by its terms, shall be exercisable only within five years from the date of grant.

(ii) The date determined under Section 7(i) for a Participant who ceases to be an Employee by reason of the Participant’s death or total and permanent disability, within the meaning of Section 22(e)(3) of the Code unless the Board at its discretion extends such date before the applicable expiration date (provided, that upon any such extension, in the event that a Participant fails to exercise any Incentive Stock Option on or before the date which is twelve months after the date the Participant ceases to be an Employee, such Incentive Stock Option shall thereupon become a Non-qualified Stock Option);

(iii) The date determined under Section 7(j) for a Participant who ceases to be an Employee for any reason, other than by reason of death or total and permanent disability, unless the Board at its discretion extends such date before the applicable expiration date (provided, that upon any such extension, in the event that a Participant fails to exercise any Incentive Stock Option on or before the date which is three months after the date the Participant ceases to be an Employee, such Incentive Stock Option shall thereupon become a Non-qualified Stock Option); or

(iv) The expiration date specified in the Participant’s Option Agreement.

(f) Exercise Price. The Exercise Price under each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Shares determined on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, the Exercise Price shall not be less than 110% of the Fair Market Value of the Shares determined on the date the Incentive Stock Option is granted. The Exercise Price under each Non-qualified Stock Option shall be specified by the Board, but shall in no case be less than 100% of the Net Book Value of the Shares determined on the date the Non-qualified Stock Option is granted.

(g) Medium and Time of Payment of Purchase Price. A Participant exercising an Option shall pay the Purchase Price of the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Board at its discretion allows the Participant to pay the Purchase Price in any manner allowable under Section 14, so long as the sum of cash so paid and such other consideration equals the Purchase Price.

(h) Nontransferability of Options. An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant or the Participant’s conservator or legal representative and shall not be assignable or transferable. In the event of the Participant’s death, the Option is transferable by the Participant only by will or the laws of descent and distribution.

(i) Death or Disability of Participant. If a Participant dies while an Employee or ceases to be an Employee as a consequence of becoming totally and permanently disabled (within the meaning of Section 22(e)(3) of the Code), any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Employee’s death or disability, at any time within 12 months after the Participant’s death or disability (but not beyond the otherwise applicable term of the Option) by the Participant’s conservator or legal representative, by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by will or the laws of descent and distribution, as the case may be.

(j) Termination Other than by Death or Disability.

(i) If a Participant ceases to be an Employee for any reason other than death or total and permanent disability (as defined in Section 7(i)), any unexercised Option (whether Vested or not) shall expire at 12:00 p.m. on the 90th day following the date the Participant’s employment with the Company terminates. In addition, the Board may, in its sole and absolute discretion, Vest any non-Vested Options within 30 days following such termination of employment.

(ii) For purposes of this Section 7(j), the employment relationship shall be treated as continuing intact while the Participant is an active employee of the Company or is on military leave, sick leave or other bona fide leave of absence, as determined by the Board in its discretion. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date the Participant ceases active employment with the Company unless the Participant’s reemployment rights are guaranteed by statute or contract.

(k) Rights as a Stockholder. A Participant, or an allowable transferee of a Participant, shall have no rights as a shareholder of the Company with respect to any Shares for which an Option is exercisable until the date a stock certificate for such Shares is issued. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9.

(l) Modification, Extension, and Renewal of Options. Within the limitations of the Plan, the Board may at its discretion modify, extend or renew any outstanding Option or accept the cancellation of an outstanding Option for the granting of a new Option in substitution. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

(m) Other Provisions. An Option Agreement may contain such other provisions as the Board deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

(i) Restrictions on the exercise of the Option;

(ii) Submission by the Participant of such forms and documents as the Board may require; and/or

(iii) Procedures to facilitate the broker-assisted exercise of the Option.

(n) No Disqualification of Incentive Stock Options. Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code.

(o) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant) of Shares subject to grant(s) of Incentive Stock Options which will become Vested by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company) shall not exceed $100,000. If the Fair Market Value of the Shares described in the preceding sentence exceeds $100,000, the Options for the first $100,000 worth of Shares to become Vested shall be Incentive Stock Options and the Options for the amount in excess of $100,000 that become Vested shall be Non-qualified Stock Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be automatically incorporated into this Section 7(o) and shall apply to any Options granted on or after the effective date of such amendment.

8. Term of Plan. Options may be granted pursuant to the Plan through the period ending on January 31, 2011. All Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms.

9. Recapitalizations, Takeovers, and Liquidations.

(a) Reorganizations. Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Company, the Board shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Option pertains, the Exercise Price of an Option, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued and outstanding shares of the common capital stock of the Company resulting from the payment of a stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the number of issued and outstanding shares of the common capital stock of the Company effected without receipt of adequate consideration by the Company.

(b) Effect of Change in Control. Except to the extent provided in a particular Option Agreement:

(i) In the event of a Change in Control, the Board may, in its discretion, provide that notwithstanding any vesting schedule set forth in any Option Award, such Option shall become immediately Vested with respect to 100 percent of the Shares subject to such Option.

(ii) In addition, in the event of a Change in Control, the Board may, in its discretion and upon at least 10 days’ advance notice to the affected Participants, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per Share received or to be received by other shareholders of the Company in the event.

(iii) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(c) Determination by the Board. All adjustments described in this Section 9 shall be made by the Board, whose determination shall be conclusive and binding on all persons.

(d) Limitation on Rights of Participants. Except as expressly provided in this Section 9, no Participant shall have any rights by reason of any payment of any stock dividend, stock split, reverse stock split, or any other change in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Company of Options shall not affect, and no adjustment by reason thereof shall be made with respect to, Options under the Plan.

(e) No Limitation on Rights of Company. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

10. Securities Law Requirements.

(a) Legality of Issuance. No Share shall be issued upon the exercise of any Option unless and until the Board has determined that:

(i) The Company and the Participant have taken all actions required to register the Shares under the Securities Act, or to perfect an exemption from registration requirements of the Securities Act, or to determine that the registration requirements of the Securities Act do not apply to such exercise;

(ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

(iii) Any other applicable provision of state, federal or foreign law has been satisfied.

(b) Restrictions on Transfer; Representations of Participant; Legends. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act and the Company determines that the registration requirements of the Securities Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Securities Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“ACT”). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

(c) Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Securities Act or any other applicable law.

(d) Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

(e) Determination of Company Binding. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

11. Limitations on Shares. All Shares issued pursuant to the Plan shall be subject to the terms and conditions of the Company’s Stock Restriction and Repurchase Agreement and the Company shall place legends on stock certificates representing that the Shares are subject to such Stock Restriction and Repurchase Agreement.

12. Exercise of Unvested Options.

(a) Purpose of Section 12. This Section 12 is intended to apply for the benefit of a Participant prior to the time Shares held by the Participant are freely transferable under applicable federal and state securities laws without the Participant holding the Shares for a minimum period of time (e.g., the holding period requirement of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act). More specifically, a Participant with an unvested Option may commence this holding period for the Shares subject to the Option by exercising the unvested Option and receiving Shares of restricted stock which will Vest on the same date as the Option would have Vested. In this way, the Participant is able to begin the holding period for the Shares prior to the date the Option would have Vested.

(b) Exercise of Unvested Options and Issuance of Restricted Stock. The Board, at its discretion, may grant any Participant the right to exercise any Option prior to the Vesting of such Option, provided that the Shares issued upon such exercise shall remain subject to Vesting, as restricted stock, at the same rate as under the Option so exercised and:

(i) Shares issued pursuant to an Option which is Vested or which thereafter become Vested shall be subject to the terms and conditions of the Company’s Stock Restriction and Repurchase Agreement; and

(ii) Shares issued pursuant to an Option which is not Vested on or before the applicable date described in Section 7 for determining the forfeiture or lapsing of the Option pursuant to which such Shares were issued pursuant to this Section 12, shall be forfeited at the Exercise Price paid by the Participant to the Company to acquire such Shares.

13. Amendment of the Plan. The Board may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan, with or without approval of the shareholders of the Company, but if any such action is taken without the approval of the Company’s shareholders, no such revision or amendment shall:

(a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 9;

(b) Change the designation of the class of persons eligible to receive Options;

(c) Increase the maximum duration of an Option;

(d) Change the manner of determining the Exercise Price of an Option;

(e) Extend the term of the Plan; or

(f) Amend this Section 13 to defeat its purpose. No amendment, termination or modification of the Plan shall, without the consent of the Participant, affect any Option previously granted.

14. Payment for Share Purchases.

(a) Payment. Payment of the Purchase Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Board, in its sole and absolute discretion, and where permitted by law:

(i) By check;

(ii) By cancellation of indebtedness of the Company to the Participant;

(iii) By surrender of Shares that either: (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (B) were obtained by Participant in the public market;

(iv) By waiver of compensation due or accrued to Participant for services rendered;

(v) With respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists (A) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Purchase Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Purchase Price directly to the Company; or (B) through a “margin” commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Purchase Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Purchase Price directly to the Company; or

(vi) In the event that no public market for the Company’s stock exists, by the issuance of Shares equal in value to the excess of (A) the then Fair Market Value of the Shares being purchased over (B) the Purchase Price for the Shares being purchased.

(vii) By any combination of the foregoing.

(b) Loan Guarantees. The Board may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

15. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

16. Privileges of Stock Ownership. No Participant shall have any of the rights of a shareholder with respect to any Shares until the date a stock certificate for such Shares is issued to the Participant. After certificates are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to receive all dividends or other distributions made or paid with respect to such Shares. The preceding sentence notwithstanding, a Participant who, pursuant to Section 12, (i) exercises an unvested Option and receives Shares of restricted stock and (ii) forfeits such Shares by terminating employment prior to the date such Shares Vest shall have no right to retain dividends or distributions received with respect to such Shares and shall return such dividends and distributions to the Company without consideration.

17. Transferability. Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant an Option may be exercisable only by the Participant, and any elections with respect to any Option may be made only by the Participant.

18. Withholding of Taxes. Whenever Shares are to be issued under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Options are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

19. Statement to Participants. Within a reasonable time after the last day of each Plan Year, the Board shall furnish to each Participant a statement setting forth the Participant’s total number of Shares subject to Options, the date such Options were granted, the Fair Market Value of such Options as of the grant or issuance date, and such other information as the Board shall deem advisable to furnish.

20. Rights as an Employee. The Plan shall not be construed to give any individual the right to remain in the employ of the Company or to affect the right of the Company to terminate such individual’s employment at any time, with or without cause. The grant of an Option shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Option under the Plan or participation in any other plan maintained by the Company.

21. Non-Uniform Determinations. The Board’s determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the Option Agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Board selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

22. Inspection of Records. Copies of the Plan, records reflecting each Participant’s Options and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Company at any reasonable business hour upon reasonable advance notice from the Participant.